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                                                                    EXHIBIT 23.7

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Quick Response LLC:

     We consent to the use of our report on the financial statements of Quick Response LLC as of September 30, 1998 and for the year then ended, included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP
                                          --------------------------------------

Boston, Massachusetts
April 14, 2000